                                                                    EXHIBIT 10.7

                                                        [Ashland logo goes here]





                         ASHLAND OIL (NIGERIA) COMPANY





                          MEMORANDUM OF UNDERSTANDING

                               ON OPLS 98 AND 118

                                    BETWEEN

                 THE FEDERAL MILITARY GOVERNMENT OF THE FEDERAL

                              REPUBLIC OF NIGERIA

                                      AND

                         ASHLAND OIL (NIGERIA) COMPANY





                                     LAGOS

                          MEMORANDUM OF UNDERSTANDING
          ON INCENTIVES FOR ENCOURAGING INVESTMENTS IN EXPLORATION AND
             DEVELOPMENT ACTIVITIES AND ENHANCING CRUDE OIL EXPORTS

THIS MEMORANDUM OF UNDERSTANDING is made the 10th day of August, 1993, BETWEEN THE FEDERAL MILITARY GOVERNMENT OF THE FEDERAL REPUBLIC OF NIGERIA ("Government"), represented by the Honourable Secretary of Petroleum Resources and Ashland Oil (Nigeria) Company, a company incorporated under the laws of Nigeria whose registered office is at 10 Bishop Aboyade Cole St., Victoria Island, Lagos ("Ashland").

WHEREAS:

         (i) Government and Ashland entered into a MEMORANDUM OF UNDERSTANDING ON INCENTIVES FOR ENHANCING CRUDE OIL EXPORTS AND ENCOURAGING INVESTMENTS IN EXPLORATION AND DEVELOPMENT
                 ACTIVITIES        (the "Memorandum of Understanding")
                 effective 1st January, 1986.

         (ii) Some matters in the Memorandum of Understanding were more particularly detailed in the Side Letter dated 17th of January, 1986, which also formed part of the Memorandum of Understanding.

         (iii) Government and Ashland reviewed the Memorandum of Understanding and the Side Letter and agreed to a "First Amendment" effective 1st October, 1986.

         (iv) Government and Ashland further reviewed the Memorandum of Understanding and the Side Letter and agreed to a "Second Amendment" effective 1st July, 1987.

         (v) Some Platt's product price quotations used in determining Price were updated in letters (dated 19th October 1988 and 27th July 1990) from the Nigerian National Petroleum Corporation ("NNPC").

         (vi) Government and Ashland have further reviewed the Memorandum of Understanding and the aforementioned Side Letters and amendments and have mutually agreed to consolidate them into this Memorandum.

         (vii) Ashland is conducting Petroleum Operations under the Production Sharing Contract between NNPC and Ashland dated 12th June 1973, as amended to date ("PSC").

         (viii) Ashland has thoroughly explored all of the acreage within the area (OPLs 98 and 118) covered by the PSC and has fully developed all commercial oil fields discovered as a result thereof.

NOW THEREFORE, the parties hereby agree as follows:

         1.1 The said Memorandum of Understanding dated 17th January, 1986 together with the Side Letter and the amendments referred to in the above recitals hereto are hereby terminated and are replaced and superseded in their entirety by this Memorandum of Understanding ("this Memorandum").

         1.2 The fiscal regime currently applicable to the oil industry is modified to ensure that the industry realizes not less than the profit margin established pursuant to Clauses 2.4, 2.5 and
                 2.6 herein.

         1.3 The terms and conditions set forth in Clauses 2 to 5 of this Memorandum shall form part of the new fiscal regime.

2.       Incentives

         2.1 Prior to the introduction of the incentives described in this Memorandum, the fiscal regime existing at 31st December 1985, provided for the computations of Royalty on Posted Price and Petroleum Profit Tax ("PPT") on the higher of actual proceeds (Section 9) or Posted Prices (Section 17A), of the Petroleum Profits Tax Act 1959 and its amendments ("PPT Act").

         2.2 Except as otherwise specified in Clause 2.6, it is intended by the incentives described in this Memorandum to accord a minimum Guaranteed Notional Margin of $2.30/bbl, after payment of the PPT and Royalty as provided under the PSC. However, this minimum Guaranteed Notional Margin shall be premised on the fact that the technical cost of operations does not exceed the Notional Fiscal Technical Cost which, at present, is $2.50/bbl.

         2.3 It is further intended that when in any one calendar year Ashland's actual expenditure on Capital Investment Costs defined as T(2) in Appendix 1 is equal to or exceeds $1.50/bbl on average than then the minimum Guaranteed Notional Margin specified in Clause 2.2 shall be increased to $2.50/bbl. Furthermore in this circumstance, the Notional Fiscal Technical Cost shall be increased to $3.50/bbl.

         2.4 For the purpose of this Memorandum, Government Take (Royalty and PPT) relating to the PSC for any fiscal accounting year shall be the lower of Government Take according to the 31/12/1985 Royalty and PPT regulations calculated by substitution of Official Selling Price ("OSP") for Posted Price and the Revised Government Take ("RGT") calculated per the offset pricing formula below:

                 RGT  =  OP-(TR x TC)-OT

                 Where:

                 RGT      =       Revised Government Take

                 OP       =       Offset Price = B x RP

                 RP       =       Realisable Price Calculated in accordance
                                  with Clauses 2.12, 2.13, and 2.14 hereof to determine/mirror the crude oil market values of Nigerian export grades.

                 B        =       K [(1-Roy) x TR + Roy]

                 K        =       Factor of 1.0042 when the minimum Guaranteed
                                  Notional Margin is $2.30/bbl.  Factor of
                                  0.9869 when the minimum Guaranteed Notional
                                  Margin is $2.50/bbl.

                 Roy      =       Royalty Rate

                 TR       =       Applicable Tax Rate

                 TC       =       Deductions under Sections 10, 14 and 15
                                  (excluding Royalty) of the PPT Act.

                 OT       =       Offsets under Section 17 of the PPT Act.

         2.5 For Realisable Prices below $23/bbl, the K-Factors specified under Clause 2.4 shall be substituted by the undernoted self-adjusting mechanism for the determination of the K-Factor which shall be applied to restore the desired Guaranteed Notional Margin:
                                              M+0.15FC
                 K        =       1.1364 (1 - --------)
                                                 RP

                 Where:

                 M        =       Guaranteed Notional Margin

                 FC       =       Notional Fiscal Technical Cost

                 Therefore when M is $2.30/bbl:
                                              $2.30+0.15[$2.50]
                 K        =       1.1364 (1 - -----------------)
                                                    RP
                 and, when M is $2.50/bbl

                                               $2.50+0.15[$3.50]
                 K        =       1.1364  (1 - -----------------)
                                                      RP

         2.6 The following mechanism shall be applied for establishing the Guaranteed Notional Margin for Realisable Prices less than $12.50/bbl:
                                       FC
                 M        =       (1 - --) (RP(1) a(1) + RP(2) a(2) + RP(3) a(3)
                                       RP
                 Where:

                 M        =       Guaranteed Notional Margin (presently
                                  $2.30/bbl subject to Clause 2.3)

                 RP       =       Realisable Price

                 FC       =       Notional Fiscal Technical Cost (presently
                                  $2.50/bbl subject to Clause 2.3)

                 a        =       Ashland's Percentage share of field profit.

                 For:

                            Realisable Price                                                Ashland Share Applicable
                            ----------------                                                ------------------------
                              in the Range                                                       to Price Range
                              ------------                                                       --------------
                                                                                      (FC = $2.50)                (FC = $3.50)
                                                                                      ------------                ------------
                  0 less than RP(1) less than or equal to $5/bbl                       a(1)  = 0.30                  = 0.365
                  $5/bbl less than RP(2) less than or equal to  $10/bbl                a(2)  = 0.22                  = 0.263

                  $10/bbl less than RP(3) less than or equal to $12.50/bbl             a(3)  = 0.11                  = 0.131

                 For worked examples refer to Appendix 2.

         2.7 The K-Factors specified under Clauses 2.4 and 2.5 shall remain in force until amended by the Minister of Petroleum Resources. It is intended that such amendment shall only be necessary when Realisable Price exceeds $30/bbl for at least 45 days continuously. If the Realisable Price returns below $30/bbl, the K-Factors will return automatically to the levels specified in Clauses 2.4 and 2.5 as appropriate.

         2.8 The Parties agree that, since Ashland has thoroughly explored all of the said areas covered by the PSC and has fully developed all oil fields which are commercial under the terms of the PSC, further investment in such areas for exploration and/or development is not viable for Ashland and, therefore, the incentives known as the Capital Investment Cost Tax Offset and the Reserves Addition Bonus, which were provided to the oil industry under the Memorandum of Understanding agreements signed in 1991 shall not be applicable to Ashland under this Memorandum; provided however, that if circumstances change (such as the PSC is extended beyond 12 June 1993) and Ashland undertakes further investment, as approved by NNPC, under the PSC, then this Memorandum shall be amended to provide that the aforementioned incentives stated in this Clause 2.8 shall be extended to Ashland, and in addition, the values of M = $2.50/bbl and FC = $3.50/bbl shall apply to Ashland when T2 is equal to or greater than $1.50/bbl.

         2.9 To the extent that in any one calendar year the actual technical cost of operations exceeds $3.50/bbl on average and such excess arises due to Capital Investment Costs (T(2) as defined below) equalling or exceeding $1.50/bbl, Ashland shall be entitled to a tax offset against its PPT liability for that year. This offset shall be:

                          10% x (LIBOR + 1%) x (0.80 x T(2))

                 Where

                 LIBOR = The average Financial Times London Inter Bank Fixing Offer Rate for 3 month US Dollars as quoted in the London Financial Times on 1 January, 1 April, 1 July and 1 October or the next succeeding quotation day.

                 T(2)   = Deductions under Sections 10, 14 and 15 (excluding
                          Royalty and Production Operating Expenses) of the PPT Act.

         2.10 To the extent that in any one year the additions to oil and condensate Ultimate Recovery ("UR") exceed the production for that year, then Ashland shall be entitled to a "Reserves Addition Bonus" in the form of an offset against its PPT liability for the year. For the purpose of estimating the "Reserves Addition Bonus", UR shall be the sum of proven and probable crude oil and condensate Ultimate Recovery. UR shall be determined in a manner acceptable to the Department of Petroleum Resources and such UR shall be as confirmed by Honourable Minister of Petroleum Resources. The "Reserves Addition Bonus" shall be calculated for each year in tranches determined by reference to the addition/production ration ("R"):

                 R        =      ([UR at end year]-[UR at start of year])
                                 ----------------------------------------
                                          Annual Production

                 For:

                                                             Incremental Addition/                    Bonus Rate Per
                            R in the Range                     Production Ratio                     Incremental Barrel
                            --------------                     -----------------                    ------------------
         1.0   less than R less than or equal to 1.25            Ra(1) = R - 1.00                   X(1) = $0.10/bbl

         1.25  less than R less than or equal to 1.50            Ra(1) = 0.25 and                   X(2) = $0.25/bbl
                                                                 Ra(2) = R - 1.25

         1.50  less than R less than or equal to 1.75            Ra(1) = Ra(2) = 0.25               X(3) = $0.40/bbl
                                                                 and Ra(3) = R - 1.50

                                  R greater than 1.75            Ra(1) = Ra(2) = Ra(3) = 0.25       X(4) = $0.50/bbl
                                                                 and R(4) = R - 1.75

   For purposes of calculating Reserves Addition Bonus herein, the formula below shall apply:

                Bonus   =        [Ra(1) X(1) + Ra(2) X(2) + Ra(3) X(3) + Ra(4)
                                 X(4)] P

                Where:

                P       =        Annual Production

                X       =        Bonus rates for various values of R

                UR      =        Ultimate Recovery which is defined as the
                                 total volume of crude oil and condensate recovered and to be recovered over the life time of the field

                For worked examples see Appendix 3.

                In the event that in any one calendar year there is a downward revision to the total oil and condensate Ultimate Recovery, to the extent that the downward revision represents an adjustment to Ultimate Recovery on which Ashland had received "Reserves Additions Bonus" in previous years, Government shall have the right to require Ashland to recalculate the "Reserves Additions Bonus" in respect of those years. Ashland shall immediately pay to Government any additional PPT liability arising from the recomputation of the "Reserves Additions Bonus" and the related tax offsets.

       2.11 RGT will be calculated in Naira each month (under the terms outlined in this Memorandum) and compared for the same volume of exports with Government Take for the same month under the terms of the present (31/12/85) Royalty and PPT regulations. Identical rates of exchange will be used to convert U.S. Dollar prices to

                Naira in both Government Take and RGT calculations. The amount by which RGT is less than Government Take each month will be accumulated and at the end of the fiscal accounting year will be applied as the annual tax credit to be offset against PPT due for that fiscal accounting period.

       2.12 For the purpose of the RGT formula, the terms and conditions of Appendix A (attached to and forming part of this Memorandum) including yield percentages of the three crude streams (Bonny Light, Forcados, Bonny Medium), weighted for each of the primary market areas as defined in Clause 2.13, shall be mutually agreed for a 6 month period determined 3 months in advance. Thus the terms and conditions of Appendix A applicable to the respective market for the period 1st October through 31st March, will be determined on or before the preceding 1st July, and for the period 1st April through 30th September, on or before the preceding 1st January. If there is no mutual agreement, the terms and conditions of Appendix A applicable to the preceding year and for the same 6 month period will prevail.

       2.13 Appendix A shows the basis for determining the Realisable Price f.o.b. Nigeria ("RP"). The c.i.f. value for each of the crude streams shall be calculated monthly by utilising the agreed product yield and the average of mid-range product prices quoted each quotation day for the period 1st to 20th day of the month of lifting in Platt's Oilgram Price Report published by McGraw-Hill Inc. ("Platt's") for each of the following markets viz: cargoes c.i.f. North-West Europe basis ARA, cargoes c.i.f. Mediterranean basis Genoa/Lavera (or if not quoted cargoes f.o.b. basis Italy) and US Gulf Coast waterborne. In the USGC, L.P.G. will be priced at Platt's quotation for Mont Belvieu Gas Liquids. Specific adjustments for freight, ocean loss, insurance, and processing cost applicable to each primary market shall be deducted in the calculation of the Net Back Value ("NBV") Portion of the RP. The final NBV Portion of the RP shall be determined by comparing the NBV so calculated with the average of the appropriate crude oil quotations as published in Platt's effective for each quotation day for the period 1st to 20th (inclusive) of the same month. The NBV shall be limited to a range of plus or minus 40 (forty) US cents per US barrel around the prices of BBQ, Forcados Blend and Bonny Medium through the following mechanism, where:

                A:      Initial NBV

                B: Average Crude Oil Price (Bonny Light = Platt's BBQ; Forcados = Platt's Forcados; and Bonny Medium = Platt's BBQ - $1.20/bbl)

                The final NBV is equal to F2 as follows:

                F1:     The greater of (B-40c./bbl) and A

                F2:     The lesser of (B+40c./bbl) and F1

       2.14 The Final NBV resulting from Clause 2.13 will be averaged with crude oil price quotations to determine RP for each crude stream as follows. Such RP for any month shall be deemed as the RP for that month's liftings.

                Bonny Light: The Final NBV for any month, calculated on the basis of Appendix A, plus the average of mid-range quotations for BBQ crude oil in Platt's for each quotation day for the period 1st to 20th of the same month less $0.25/bbl, the whole divided by two.

                Bonny Medium: The Final NBV for any month, calculated on the basis of Appendix A, plus the average of mid-range quotations for BBQ crude oil in Platt's for each quotation day for the period 1st to 20th of the same month less $1.45/bbl the whole divided by two.

                Forcados: The Final NBV for any month, calculated on the basis of Appendix A, plus the average of mid- range quotations for Forcados crude oil in Platt's for each quotation day for the period 1st to 20th of the same month less $0.25/bbl, the whole divided by two.

3.     Conditions

       In consideration of the incentives granted herein by the Government, Ashland undertakes to market all NNPC's Lifting Allocations (as defined in the PSC) subject to NNPC's right to revoke such authority as provided under Clause 5 of the PSC.

4.     Non-Performance

       4.1 Where, however, Ashland is unable to lift all or part of NNCPC's Lifting Allocation as defined and provided under the PSC, Ashland agrees to pay to NNPC 2% of the average RP (for the quarter of default) for each barrel not lifted. This payment will be made in U.S. dollars or as may be directed by the Government and shall not be considered as Operating Cost or be taken into account in respect of year-end adjustment of cost or treated as a cost allowance for the calculation of PPT.

       4.2 In the event of force majeure, as defined in Clause 6, the provision of Clause 4.1 shall not apply. If any restriction is placed on the importation of crude oil including tariff barriers or other relevant restrictions on trade which to the knowledge of both parties affect Ashland's ability to dispose of Nigerian Crude Oil, the parties agree to meet to discuss an equitable solution.

5.     Agreement of Government Agencies

       Government confirms that the terms of this Memorandum have been agreed by the appropriate Government Ministries in Nigeria including the Ministry of Finance, the Federal Inland Revenue Department, and the Central Bank of Nigeria. In consequence, Government guarantees to Ashland that no penalties, fines or other imposts including costs of litigation and/or defence of the fiscal and foreign exchange arrangements included in this Memorandum shall be imposed upon Ashland by reason of compliance with this Memorandum.

6.     Force Majeure

       No failure or omission to carry out or to observe any of the terms, provisions or conditions of this Memorandum shall, except as is herein expressly provided to the contrary, give rise to any claim by one party hereto against the other or be deemed to be a breach of this Memorandum, if such failure or omission arises from any cause reasonably beyond the control of either party. Such cause may be but is not limited to, any act, event, happening, or occurrence due to natural causes, breakdown of vessels or of machinery and equipment, civil unrest, strikes, lock-outs or labour disputes, war, battle and commotion, or action of any relevant de facto government. The rights of both parties shall be adjusted and to the extent of their performance up to the time of the relevant event as is reasonable in normal commercial practice and practicable in the particular circumstances. As soon as practicable after the supervening circumstances, the obligations under this Memorandum shall be resumed by both parties as if there had been no interruption. Either party claiming to be affected by such event shall give immediate notice in writing of such claims to the other party giving full particulars thereof and furthermore shall give immediate notice in writing of the cessation of any such event.

7.     Effective Date

       This Memorandum shall become effective from the 1st day of January 1991. Ashland may terminate this Memorandum having given one year's prior notice to NNPC to withdraw.

8.     Appendices

       Appendices 1, 2(a & b), 3 and A (including Attachment 1) attached hereto form part of this Memorandum.

AS WITNESS the hands of the duly authorized representatives of the Parties the day and year first above written.


THE FEDERAL MILITARY GOVERNMENT
OF THE FEDERAL REPUBLIC OF NIGERIA

By:              /S/ Chief P.C. Asiodu
   -------------------------------------------------------------------------
Name:           CHIEF P.C. ASIODU
     -----------------------------------------------------------------------
Designation:    HONOURABLE SECRETARY OF PETROLEUM & MINERAL RESOURCES
            ----------------------------------------------------------------

IN the presence of:-
Name:      Dr. G.A. Soyoye
     -----------------------------------------------------------------------
Signature:    /S/ Dr. G.A. Soyoye
          ------------------------------------------------------------------
Designation:   Special Advisor
            ----------------------------------------------------------------
Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------


SIGNED for and on behalf of
ASHLAND OIL (NIGERIA) COMPANY
By:    Bradley W. Fischer
   -------------------------------------------------------------------------
Name:  /S/ Bradley W. Fischer
     -----------------------------------------------------------------------
Designation:    Managing Director
            ----------------------------------------------------------------


IN the presence of:-

Name:     Mrs. Dorothy O. Atake
     -----------------------------------------------------------------------
Signature: /S/ Dorothy O. Atake
          ------------------------------------------------------------------
Designation:  Senior Liaison Officer
            ----------------------------------------------------------------
Address:  Ashland Oil (Nigeria) Company Unlimited,
        --------------------------------------------------------------------
          10 Bishop Aboyade, Cole Street, Victoria Island, Lagos
        --------------------------------------------------------------------

                                   APPENDIX 1

           PROCEDURE ON THE CALCULATION OF TECHNICAL COST PER BARREL
              WITH REFERENCE TO THE MEMORANDUM OF UNDERSTANDING ON
               INCENTIVES BETWEEN THE FEDERAL MILIARY GOVERNMENT
                       OF THE FEDERAL REPUBLIC OF NIGERIA
                            AND COMPANY - CLAUSE 2.3

The following expenses and costs reported by Company for the purposes of cost recovery pursuant to the PSC during the period January/December of the year of lifting shall be included in calculating the actual production cost per barrel for the purpose of this Memorandum of Understanding.

(a)    Production Operating Expenses:  T(1)

       (i) Direct Production Expenses as per items 400 and 401 of Report No. 002 of Account Reporting Manual.

       (ii) Portion of Administrative and General Expenses allocated to Production - refer item 402 of Report No. 002 of Accounts Reporting Manual.

       (iii) Custom Duties and Gross Rentals allocated to Production - refer items 4043 and 4045 of Report No. 002 of the Accounts Reporting Manual.

       (iv) Extra Ordinary/Prior Year Expenses/Incomes - refer item 405 of Report No. 002 Accounts Reporting Manual.

(b) Capital Investment Costs which qualify for expensing for PPT calculation and chargeable to Production Costs: T(2)

       (i)      Exploration Drilling Costs.

       (ii)     Appraisal Drilling Cost (1st and 2nd Wells).

       (iii)    Intangible Drilling and Development Costs.

       (iv) Capital Allowances - shall be restricted to the capital allowances applicable direct to production and a share of the capital allowances on overhead assets allocated to production. Such Capital Allowance should be reconciled with the Allowances claimed for the year under Section 15 of the PPTA.

(c) It is expected that the Production Operating Expenses and Capital Investment Costs above will be reconciled by Company with Report Nos. 002 and 001 of the Accounts Reporting Manual respectively.

(d) The recommended basis for allocation of Expenses and Costs in a(ii), a(iii) and a(iv) above to production shall be:

                            P
                        ---------
                        E + P + X

       Where:

                P   =   The additions to the Capital costs during the year and
                        the Operating expenses for the year reported by Ashland for the purposes of cost recovery pursuant to the PSC which are directly related to the production function.

                E   =   The additions to the Capital costs during the year and
                        the Operating expenses for the year reported by Ashland for the purposes of cost recovery pursuant to the PSC which are directly related to the exploration function.

                X   =   Any other expenditures other than Production and
                        Exploration functions which are reported by Ashland for the purposes of cost recovery pursuant to the PSC.


                                          (a) (i) to (iv)  +  (b)  (i) to (iv)
(e)    Production Cost Per Barrel  =      ------------------------------------
                                              Annual Production (Barrels)

(f) The advice on cost per barrel forwarded to NNPC should be supported with a working paper.

                                APPENDIX 2 (A)

                WORKED EXAMPLES FOR ESTABLISHING THE GUARANTEED
           NOTIONAL MARGIN FOR R.P. LESS THAN $12.5/BBL - CLAUSE 2.6
                              WHERE FC = $2.50/BBL

1.)        If    RP       =       $4

                 RP(1)    =       $4

                 a(1)     =       0.30

          and    FC       =       $2.5

       Margin    M        =       (1 - 2.5) x (4 x 0.30)
                                       ---
                                        4

                          =       0.375  x  1.2

                 M        =       $0.45
                 =======================


2.)        If    RP       =       $9

                 RP(1)    =       $5

                 a(1)     =       0.30

                 RP(2)    =       $4

                 a(2)     =       0.22

                 M        =       (1 - 2.5) x (5 x 0.30 + 4 x 0.22)
                                       ---
                                        9

                          =       0.722  x  2.38

                 M        =       $1.719
                 =======================


3.)        If    RP       =       $11

                 RP(1)    =       $5

                 a(1)     =       0.30

                 RP(2)    =       $5

                 a(2)     =       0.22

                 RP(3)    =       $1

                 a(3)     =       0.11

          and    M        =       (1 - 2.5) x (5 x 0.30 + 5 x 0.22 + 1 x 0.11)
                                       ---
                                        11

                          =       0.7727  x  2.71

                 M        =       $2.094
                 =======================


4.)        If    RP       =       $12.50

                 RP(1)    =       $5

                 a(1)     =       0.30

                 RP(2)    =       $5

                 a(2)     =       0.22

                 RP(3)    =       $2.50

                 a(3)     =       0.11

          and    M        =       (1 - 2.5) x (5 x 0.30 + 5 x 0.22 + 2.5 x 0.11)
                                       ---
                                      12.50

                          =       0.80 x 2.875

                 M        =       $2.30
                 =======================

                                 APPENDIX 2(b)
                WORKED EXAMPLES FOR ESTABLISHING THE GUARANTEED
           NOTIONAL MARGIN FOR R.P. LESS THAN $12.50/BBL - CLAUSE 2.6
                              WHERE FC = $3.50/BBL

1.)        If    RP       =       $4

                 RP(1)    =       $4

                 a(1)     =       0.365

          and    FC       =       $3.5

       Margin    M        =       (1 - 3.50)  x  (4 x 0.365)
                                       ----
                                         4

                          =       0.125 x 1.46

                 M        =       $0.1825
                 =======================


2.)        If    RP       =       $9

                 RP(1)    =       $5

                 a(1)     =       0.365

                 RP(2)    =       $4

                 a(2)     =       0.263

                 M        =       (1 - 3.50)  x  (5 x 0.365 + 4 x 0.263)
                                       ----
                                         9

                          =       0.611 x 2.877

                 M        =       $1.758
                 =======================


3.)        If    RP       =       $11

                 RP(1)    =       $5

                 a(1)     =       0.365

                 RP(2)    =       $5

                 a(2)     =       0.263

                 RP(3)    =       $1

                 a(3)     =       0.131

          and    M        =       (1-3.50) x (5 x 0.365 + 5 x 0.263 + 1 x 0.131)
                                     ----
                                      11

                          =       0.6818 x 3.271

                 M        =       $2.23
                 =======================


4.)        If    RP       =       $12.50

                 RP(1)    =       $5

                 a(1)     =       0.365

                 RP(2)    =       $5

                 a(2)     =       0.263

                 RP(3)    =       $2.50

                 a(3)     =       0.131

          and    M        =       (1-3.50)x(5 x 0.365 + 5 x 0.263 + 2.5 x 0.131)
                                     ----
                                     12.50

                          =       0.72 x 3.4675

                 M        =       $2.50
                 =======================

                                   APPENDIX 3
                   WORKED EXAMPLES ON COMPUTATION OF RESERVES
                                 ADDITION BONUS

1.)      Take UR End Year         =              640 million barrels

         UR Begin Year            =              400 million barrels

         Annual Production        =              200 million barrels

         R                        =              640    -    400
                                                 ---------------
                                                       200

                                  =              1.2

         Ra(1)                    =              0.2

         X(1)                     =              $0.10/bbl

 .' .     Bonus                    =              [Ra(1) X(1)] P

                                  =              [(0.2)  (0.10)] x 200

                                  =              US$4.0 million
                                                 ==============

2.)      Take UR End Year         =              700 million barrels

         UR Begin Year            =              400 million barrels

         Annual Production        =              200 million barrels

         R                        =              700    -    400
                                                 ---------------
                                                       200

                                  =              1.5

         Ra(1)                    =              0.25

         Ra(2)                    =              0.25

         X(1)                     =              $0.10/bbl

         X(2)                     =              $0.25/bbl

 . ' .    Bonus                    =              [(Ra(1) X(1)) + (Ra(2) X(2))]P

                                  =                [(0.25)(0.10) + (0.25)(0.25)]
                                                   x 200

                                  =                US$17.5 million
                                                   ===============

3.)      Take UR End Year         =                740 million barrels

         UR Begin Year            =                400 million barrels

         Annual Production        =                200 million barrels

         R                        =                740    -    400
                                                   ---------------
                                                         200

                                  =                1.7

         Ra(1)                    =                0.25

         Ra(2)                    =                0.25

         Ra(3)                    =                0.20

         X(1)                     =                $0.10/bbl

         X(2)                     =                $0.25/bbl

         X(3)                     =                $0.40/bbl

 . ' .    Bonus                    =                [Ra(1) X(1) + Ra(2) X(2) +
                                                   Ra(3) X(3)]  P

                                  =                [ (.25) (.10)+(.25) (.25)+
                                                   (.20) (.40)] x 200

                                  =                US$33.5 million
                                                   ===============
4.)      Take UR End Year         =                900 million barrels

         UR Begin Year            =                400 million barrels

         Annual Production        =                200 million barrels

         R                        =                900    -    400
                                                   ---------------
                                                         200

                                  =                2.5

         Ra(1)                    =                0.25

         Ra(2)                    =                0.25

         Ra(3)                    =                0.25

         Ra(4)                    =                0.75

         X(1)                     =                $0.10/bbl

         X(2)                     =                $0.25/bbl

         X(3)                     =                $0.40/bbl

         X(4)                     =                $0.50/bbl

 . ' .    Bonus                    =                [Ra(1) X(1) + Ra(2) X(2) +
                                                   Ra(3) X(3) + Ra(4) X(4)] P

                                  =                [(.25)(.10) + (.25)(.25) +
                                                   (.25)(.40) + (.75)(.50)] x
                                                   200

                                  =                US$112.5 million

                                   APPENDIX A

                        CALCULATION OF REALISABLE PRICE

         The market weighted FOB Nigeria Net Back Value ("NBV") for the purpose of calculating Realisable Price under this Memorandum shall be calculated from the data given below and in accordance with the worked example shown in Attachment 1 to this Appendix A.


1.       Delivery         Each export grade of crude oil will be deemed
         --------         delivered to:

                          U.S. Gulf Coast (USGC)                    60 per cent
                          North West Europe (NWE)                   20 per cent
                          Mediterranean (MED)                       20 per cent

2.       Grades           The export grades of crude oil are:
         ------
                          Bonny Light of standard export gravity             37 degrees  API
                          Forcados Blend of standard export gravity          31 degrees   "
                          Bonny Medium of standard export gravity            26 degrees   "
                          Qua Iboe Light of standard export gravity          37 degrees   "
                          Escravos Light of standard export gravity          36 degrees   "
                          Brass Blend of standard export gravity             43 degrees   "
                          Pennington Light of standard export gravity        36 degrees   "
                          Commingled Antan of standard export gravity        32 degrees   "

3.       Conversion Factors
         ------------------
                          Bonny Light              7.5060     barrels per metric tonne
                          Forcados Blend           7.2390     "        "       "         "
                          Bonny Medium             7.0160     "        "       "         "
                          Qua Iboe Light           7.5060     "        "       "         "
                          Escravos Light           7.4625     "        "       "         "
                          Brass Blend              7.7741     "        "       "         "
                          Pennington Light         7.2396     "        "       "         "
                          Commingled Antan         7.2844     "        "       "         "

4.       Yields  The following refinery yields will be applied to each geographical area unless amended under the terms of Clause
                 2.12 of this Memorandum

                 U.S. Gulf Coast (expressed as Volume %)
                 (Same yields apply Summer and Winter)

                                                        BONNY LIGHT             FORCADOS BLEND              BONNY MEDIUM
                                                        -----------             --------------              ------------
                                                          % Vol.                    % Vol.                     % Vol.
                           LPG Propane                      2.30                      2.40                       2.50

                           LPG Normal Butane                2.30                      2.40                       2.50
                           Gasoline Regular                17.80                     16.42                      14.25

                           Gasoline Unleaded               17.80                     16.43                      14.25
                           Naphtha                         12.30                      8.30                       5.20

                           Jet Kero                        12.80                     10.50                       8.50
                           No. 2 Oil                       22.40                     29.55                      36.70

                           Max 1% S Fuel Oil               12.30                     14.00                      16.10
                           Refy Fuel Loss                   --                         --                         --


                           TOTAL                          100.00                    100.00                     100.00

                NORTH WEST EUROPE (NWE) AND MEDITERRANEAN (MED)
                            (Expressed as Weight %)

                                                                                          Summer                Winter
                                                                                            % wt.                % wt.
                                                                                         ---------             -------
                                                               BONNY LIGHT
                                                               -----------
                           Gasoline
                                   Premium                                                 24.50                 20.00
                                   Regular                                                  8.60                  8.50
                           Jet Kerosene                                                    10.00                  8.50
                           Gasoil                                                          23.10                 34.50
                           Fuel Oil 1%                                                     28.80                 23.50
                           Refy Fuel/Loss                                                   5.00                  5.00
                           TOTAL                                                          100.00                100.00

                                 FORCADOS BLEND

                           Gasoline
                                   Premium                                                 19.00                 15.40
                                   Regular                                                  7.50                  5.80
                           Jet Kerosene                                                     8.80                  8.80
                           Gasoil                                                          29.00                 36.30
                           Fuel Oil 1%                                                     30.70                 28.70
                           Refy Fuel/Loss                                                   5.00                  5.00
                           TOTAL                                                          100.00                100.00
                                                    BONNY MEDIUM
                                                    ------------
                           Gasoline
                                   Premium                                                  8.70                  7.00
                                   Regular                                                  3.60                  3.00
                           Jet Kerosene                                                     8.00                  6.00
                           Gasoil                                                          27.60                 30.50
                           Fuel Oil 1%                                                     47.50                 48.90
                           Refy Fuel/Loss                                                   4.60                  4.60
                           TOTAL                                                          100.00                100.00

         Summer yields are to be used for the calculation of all prices for the months of April, May, June, July, August and September.

         The Winter yields will apply for the months of October, November, December, January, February and March.

5.       Processing Fees
         U.S. Gulf                -        $1.90 per barrel
         NWE                      -        $1.40   "       "
         MED                      -        $1.30   "       "

6.       Valuation of Refined Products:
         Reference to Platt's quotations outlined in Attachment 1a to Appendix A will be made to value the refinery yields in accordance with Clause
         2.12 of this Memorandum. In each case the average of the mid-range product prices for each quotation day for the period 1st to 20th (inclusive) of the month in question will be used.

7.       Freight
         US Gulf Coast    -       LR 2 for Bonny Light and Forcados, one port
                                  loading and one port discharge.
                          -       LR 1 for Bonny Medium one port loading and one
                                  port discharge.

         NWE and MED      -       25% VLCC plus 75% LR 2 for Bonny Light and
                                  Forcados, one port loading and one port
                                  discharge.
                          -       LR 1 for Bonny Medium, one port loading and
                                  one port discharge.

         Freight rates for the various ship sizes will be based on monthly assessments obtained from the London Tanker Brokers Panel.

8.       Insurance and Outturn Loss
         The following will be allowable deductions in the calculation of the realisable price.

                       Insurance        $0.03 per barrel
                       Outturn Loss     $0.05 per barrel

9.       Method used in Calculating NBV

                       See Attachment 1 to this Appendix.

10. Price Differentials Between Bonny Light Final Realisable Price and Other Nigerian Light Crude Oil Grades Bonny Light will be used as the reference crude for all other Nigerian crude oils except Forcados and Bonny Medium. Forcados crude is separately quoted in Platt's while Bonny Medium will be taken as BBQ less $1.20 per barrel. The differential between Bonny Light and other Nigerian Light grades shall be as follows:


                0 less than RP         $20/bbl less than RP
               less than or equal       less than or equal
Price Range       to $20/bbl               to $25/bbl            $25/bbl less than RP
               ------------------      --------------------      --------------------
Brass                 -                        -                          -
Qua Iboe           5 cents                  7.5 cents                 10 cents
Escravos           10 cents                12.5 cents                 15 cents
Pennington         5 cents                  7.5 cents                 10 cents



11.      Formula for Realisable Price

         Bonny Light (BL)                  =       BBQ - $0.25/bbl + NBV
                                                   ---------------------
                                                             2

         Forcados Blend (FB)               =       FB - $0.25/bbl + NBV
                                                   ---------------------
                                                             2

         Bonny Medium (BM)                 =       BBQ - $1.45/bbl + NBV
                                                   ---------------------
                                                             2

         with NBV limited to a $0.40 per barrel tunnel around BBQ, Forcados and Bonny Medium.

                          APPENDIX A - ATTACHMENT 1A

               QUOTATIONS USED IN REALISABLE PRICE CALCULATIONS

 Market           Product                          Quotation                                  Source
 ------           -------                          ---------                                  ------
 USGC             LPG Propane                      Propane                                    Gas Liquids - Mont Belvieu
                  LPG Normal Butane                Normal Butane                              Gas Liquids - Mont Belvieu
                  Gasoline Regular                 Unl. 87                                    US Gulf Coast - Waterborne
                  Gasoline Unleaded                Unl. 87                                    US Gulf Coast - Waterborne
                  Naphtha                          Naphtha                                    US Gulf Coast - Waterborne
                  Jet Kero.                        Jet Kerosene                               US Gulf Coast - Waterborne
                  No. 2 Oil                        No. 2 Oil                                  US Gulf Coast - Waterborne
                  Max. 1.0%S Fuel Oil              No. 6   1.0%S                              US Gulf Coast - Waterborne

 NWE              Gasoline Premium                 Prem. 0.15%                                Cargoes CIF NWE Basis ARA
                  Gasoline Regular                 Reg Unlx0.925                              Cargoes CIF NWE Basis ARA
                  Jet Kerosene                     Jet Kerosene                               Cargoes CIF NWE Basis ARA
                  Gasoil                           Gasoil 0.2 x 0.85 + Gasoil 0.3 x 0.15      Cargoes CIF NWE Basis ARA
                  Fuel Oil 1.0%                    1% Fuel Oil                                Cargoes CIF NWE Basis ARA

 MED              Gasoline Premium                 Prem 0.25% until 31/5/91                   Cargoes CIF Med Basis Genoa/Lavera
                                                   Prem 0.15% x 0.98 after 31/5/91            Cargoes CIF Med Basis Genoa/Lavera
                  Gasoline Regular                 Prem 0.25% x 0.921 until 31/5/91           Cargoes CIF Med Basis Genoa/Lavera
                                                   Prem 0.15% x 0.903 after 31/5/91           Cargoes CIF Med Basis Genoa/Lavera
                  Jet Kerosene                     Jet Kerosene                               Cargoes CIF Med Basis Genoa/Lavera
                  Gasoil                           Gasoil                                     Cargoes CIF Med Basis Genoa/Lavera
                  Fuel Oil 1.0%                    1% Fuel Oil                                Cargoes CIF Med Basis Genoa/Lavera

                 For Mediterranean, when cargoes CIF are not quoted, use FOB quotation.

                           APPENDIX A - ATTACHMENT 1

               WORKED EXAMPLE OF NETBACK CALCULATION TO DETERMINE
                     REALISABLE PRICE FOR BONNY LIGHT CRUDE

Note:

All figures calculated are rounded to 4 decimal places, that is rounding down if the 5th decimal place is 4 or less, otherwise rounding up.

Realisable Prices are based on the standard export gravities as per Paragraph 2 of this Appendix. The final calculated Realisable Prices will be adjusted to take account of API variations as follows:

         For each 0.1 deg. API difference above or below the reference gravity, an adjustment of $0.003 per barrel will be added to or subtracted from the calculated Realisable Price.

Section 1 - Calculation of NBV per Market


(A)      U.S. Gulf Coast (USGC)
                                                                    Yields
                                  Cents/Gallon          $/bbl        % Vol.      $/bbl
                                  ------------         --------     -------     -------
LPG Propane                       29.8846  x  .42  =  12.5515  x   2.30  =  0.2887
LPG Normal Butane                 43.0962  x  .42  =  18.1004  x   2.30  =  0.4163
Gasoline Regular                  60.1827  x  .42  =  25.2767  x  17.80  =  4.4993
Gasoline Unleaded                 60.1827  x  .42  =  25.8876  x  17.80  =  4.4993
Naphtha                           60.8173  x  .42  =  25.5433  x  12.30  =  3.1418
Jet Kerosene                      66.7019  x  .42  =  28.0148  x  12.80  =  3.5859
No. 2 H.O.                        66.4135  x  .42  =  27.8937  x  22.40  =  6.2482

Max 1.0% S F.O. ($/bbl)                            = 11.5962  x  12.30  =  1.4263
                                                                           ------
                          Gross Product Worth (GPW)                       24.1058

                 Conversion Factor                 7.506


From the above, following deductions to apply:

Processing Fee                                                        1.9000
Freight                   Flat Rate        LR 2    Conversion
                           ($/MT)     (WS Points)      Factor
                          ---------   -----------  --------------
                             10.62   x    125.8%    /  7.506  =       1.7799
Outturn Loss                                                          0.0500
Insurance                                                             0.0300
                                                                 -----------
                 (a)      Netback - USGC   ($/bbl)                   20.3459

(B)      North West Europe (NWE)
                                                                    Yields
                                               $/MT                 % wt.      $/MT
                                            ---------               -------  -------
Gasoline Premium                  =        242.6923   x             20.00    =       48.5385
Gasoline Regular                  =        210.3664   x              8.50    =       17.8811
Jet Kerosene                      =        308.6538   x              8.50    =       26.2356
Gasoil                            =        287.6346   x             34.50    =       99.2339
Fuel Oil 1%                       =         93.0000   x             23.50    =       21.8550
Refinery Fuel and Loss            =                                  5.00    =        -
                                                                                    --------
         Gross Product Worth (GPW)  -  ($/MT)                                =      213.7441
         Conversion Factor        7.506
         Gross Product Worth (GPW)  -  ($/bbl)                               =       28.4764

From the above, following deductions to apply:

Processing Fee                                                                        1.4000
Freight                   Flat Rate                Vessel Class     Conversion
                           ($/MT)                  (WS points)          Factor
                          ---------                ------------     --------------
         LR2 - 75%          8.79     x              130.4%/         7.506   =        1.1453
         VLCC -  25%        8.79     x               90.0%/         7.506   =        0.2635
Outturn Loss                                                        0.0500
Insurance                                                           0.0300
                                                                    ------

         (b)     netback - NWE    ($/bbl)                          25.5876


(C)      Mediterranean (MED)
                                                                    Yields
                                               $/MT                 % wt.      $/MT
                                            ---------               -------  -------
Gasoline Premium                  =        238.0000   x             20.00    =       47.6000
Gasoline Regular                  =        219.1980   x              8.50    =       18.6318
Jet Kerosene                      =        307.5385   x              8.50    =       26.1408
Gasoil                            =        294.3846   x             34.50    =      101.5627
Fuel Oil 1                        =         98.3077   x             23.50    =       23.1023
Refinery Fuel and Loss            =                                  5.00    =          -
                                                                              --------------
         Gross Product Worth (GPW) - ($/MT)                                  =      217.0376
         Conversion Factor   7.506
         Gross Product Worth (GPW) - ($/bbl)                                 =       28.9152

From the above, following deductions to apply:

Processing Fee                                                                         1.3000
Freight                           Flat Rate             Vessel Class     Conversion
                                   ($/MT)               (WS points)          Factor
                                  ---------             ------------     --------------
         LR2  -   75%             8.16    x             131.0%/         7.506   =      1.0681
         VLCC -   25%             8.16    x              85.0%/         7.506   =      0.2310
Outturn Loss                                                                           0.0500
Insurance                                                                              0.0300
                                                                                      -------
                                                                                      26.2361
(c)     Netback - MED    ($/bbl)




Section 2 - Calculation of NBV

         Market           Weighting                Netback          Contribution
         ------           ---------                -------          ------------
(a)      USGC             60%              x        20.3459 =        12.2075
(b)      NWE              20%              x        25.5876 =         5.1175
(c)      MED              20%              x        26.2361 =         5.2472
                                                                    --------
(d)      Initial NBV              ($/bbl)                   =        22.5722

Section 3 - Calculation of Final NBV

                 A.       Initial NBV                                        22.5722
                 B.       BBQ Average                                        20.8712

                 F1.      Greater of (B-$.40) and A                          22.5722
                 F2.      Lesser of (B+$.40) and F1                          21.2712

(e)      Final NBV ($/bbl)                                                   21.2712

NOTE:
         NBV shall be adjusted only if its value is greater/lower than BBQ by more than 40 cents per barrel.

Section 4 - Calculation of Realisable Price

Crude Element                     BBQ                                        20.8712
                          Less $.25/bbl differential                          0.2500
                                                                             -------
                                           (i)                               20.6212

Product Element           Final NBV        (ii)                              21.2712

                          Average of        (i) and (ii)                     20.9462

         Realisable Price for Bonny Light ($/bbl)                   =        20.9462